Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Erin E. West, Chief Financial Officer and Treasurer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the annual report on Form 10-K of the Company for the period ended December 31, 2006 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Erin E. West

Erin E. West Chief Financial Officer and Treasurer
Date: March 9, 2007